                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K









                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 8, 2003


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)


         Delaware                                   333-101760                13-3416059
     (State or other                               (Commission              (IRS Employer
     jurisdiction of                               File Number)           Identification No.)
      incorporation)


            250 Vesey Street
  4 World Financial Center 28th Floor
           New York, New York                                                    10080
(Address of principal executive offices)                                       Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)
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ITEM 5.     Other Events. 1

      Attached is a collateral term sheet (the "Term Sheet") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Merrill Lynch Mortgage Investors Trust, Series MLCC 2003-D Mortgage Pass-Through Certificates (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-106175) (the "Registration Statement"). The Term Sheet is incorporated by reference in the Registration Statement.

      The Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Term Sheet is based to the Underwriter) in the preparation of the Term Sheet.

      Any statements or information contained in the Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

--------
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.
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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1  Term Sheet
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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By:    /s/ Matthew Whalen
                                           --------------------------------
                                    Name:  Matthew Whalen
                                    Title: President

Date:  July 9, 2003
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                                  EXHIBIT INDEX

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
Exhibit No.                 Description               Page No.
-----------                 -----------               --------

99.1                        Term Sheet
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